UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2025
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VALVOLINE INC.
(Exact name of registrant as specified in its charter)
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Kentucky	001-37884	30-0939371
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Valvoline Way, Suite 100
Lexington, KY 40509
(Address of Principal Executive Offices)

(859) 357-7777
(Registrant’s telephone number, including area code)
___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	VVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 17, 2025, Valvoline Inc., a Kentucky corporation (“Valvoline”), OCI Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Valvoline ("Merger Sub"), OC Parent, L.P., a Delaware limited partnership ("HoldCo") and OC IntermediateCo, Inc., a Delaware corporation and wholly-owned subsidiary of HoldCo ("OC IntermediateCo"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Valvoline has agreed to acquire OC IntermediateCo, which, through its subsidiaries, owns and operates the Breeze Autocare business, including quick lube oil change stores operating under the Oil Changers brand (“Breeze Autocare”).

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the closing (the "Closing") of the transactions contemplated by the Merger Agreement, Merger Sub will merge with and into OC IntermediateCo, with OC IntermediateCo continuing as a wholly-owned subsidiary of Valvoline (the "Merger").

Under the terms of the Merger Agreement, Valvoline will acquire OC IntermediateCo for a base purchase price of $625 million, subject to customary Closing adjustments as of the Effective Time for net working capital, cash and cash equivalents, indebtedness and unpaid transaction expenses, plus an amount equal to the consideration paid and expenses incurred by OC IntermediateCo in connection with the acquisition of certain stores expected to be acquired prior to Closing and the aggregate value of certain owned real properties that are expected to be part of sale-leaseback transactions (the "Merger Consideration"). In accordance with the terms of the Merger Agreement, $10 million of the Merger Consideration will be placed into an escrow account to secure any amounts payable for any post-Closing adjustments to the Merger Consideration.

The completion of the Merger is subject to satisfaction or waiver of certain customary Closing conditions, including, among others, (i) the expiration of the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (ii) the absence of any injunction or other order issued by a governmental entity making the consummation of the Merger illegal or otherwise enjoining, prohibiting or preventing the consummation of the Merger.

The Merger Agreement contains certain customary termination rights for each of Valvoline and OC IntermediateCo, including, among others, if the consummation of the Merger does not occur on or before July 1, 2025 (the "Termination Date"), except that if the conditions related to certain regulatory matters and the absence of injunctions have not been satisfied but all other conditions to Closing either have been satisfied or waived (or are capable of being satisfied at the Closing), then the Termination Date shall be automatically extended to October 1, 2025.

The Merger Agreement contains customary representations and warranties by each party. The parties have also agreed to customary covenants and agreements, including, among others, for OC IntermediateCo and its subsidiaries to use commercially reasonable efforts to conduct the business of Breeze Autocare in all material respects in the ordinary course consistent with past practice, subject to certain exceptions, during the period between the execution of the Merger Agreement and the Closing and to use commercially reasonable efforts to preserve substantially intact the business organizations, operations, material business relationships and goodwill of Breeze Autocare.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure
On February 20, 2025, Valvoline issued a press release announcing the execution of the Merger Agreement. A copy of the press release is being furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In addition, Valvoline intends to provide supplemental information regarding the proposed Merger in connection with a presentation to investors and analysts. A copy of the Investor Presentation is being furnished herewith as Exhibit 99.2 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01 that is required to be disclosed solely by Regulation FD.

Forward Looking Statements

Certain statements herein, other than statements of historical fact, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include, without limitation, statements about the proposed transaction to acquire Breeze Autocare, including its Oil Changers stores, the expected timetable for completing the proposed transaction, and the benefits and synergies of the proposed transaction; executing on the growth strategy to create shareholder value by driving the full potential in Valvoline’s core business, accelerating network growth and innovating to meet the needs of customers and the evolving car parc; realizing the benefits from acquisitions and refranchising transactions; and future opportunities for the stand-alone retail business; and any other statements regarding Valvoline's future operations, financial or operating results, capital allocation, debt leverage ratio, anticipated business levels, dividend policy, anticipated growth, market opportunities, strategies, competition, and other expectations and targets for future periods. Valvoline has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “may,” “will,” “should,” and “intends,” and the negative of these words or other comparable terminology. These forward-looking statements are based on Valvoline’s current expectations, estimates, projections, and assumptions as of the date such statements are made and are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. Additional information regarding these risks and uncertainties are described in Valvoline’s filings with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Quantitative and Qualitative Disclosures about Market Risk” sections of Valvoline’s most recently filed periodic reports on Forms 10-K and 10-Q, which are available on Valvoline’s website at http://investors.valvoline.com/sec-filings or on the SEC’s website at http://www.sec.gov. Valvoline assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future, unless required by law.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit
2.1*	Agreement and Plan of Merger by and among Valvoline Inc., OCI Merger Sub Inc., OC Parent, L.P., and OC IntermediateCo, Inc., dated as of February 17, 2025
99.1	Press release, dated February 20, 2025
99.2	Investor Presentation, dated February 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
 *The schedules to the Agreement and Plan of Merger have been omitted from this filing. Valvoline will furnish copies of such schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALVOLINE INC.

Date: February 20, 2025	By:	/s/ Julie M. O'Daniel
Julie M. O'Daniel
Senior Vice President, Chief Legal Officer and Corporate Secretary

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